UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2025

CLEAN ENERGY FUELS CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-33480	33-0968580
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4675 MacArthur Court, Suite 800, Newport Beach, CA	92660
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 437-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.0001 par value per share	CLNE	The NASDAQ Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 7.01.	Regulation FD Disclosure.

On March 27, 2025, the Company issued a press release announcing that its Board of Directors has determined to resume repurchases of shares of the Company’s common stock under the Company’s existing Share Repurchase Program (the “Repurchase Program”). A copy of the press release is included herewith as Exhibit 99.1.

As provided in General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01.	Other Events.

On March 27, 2025, the Company announced that its Board of Directors has determined to resume repurchases of shares of the Company’s common stock under the Company’s existing Repurchase Program. As of March 27, 2025, there is approximately $26.5 million remaining capacity for repurchases under the Repurchase Program.

Repurchases under the Repurchase Program may be effected from time to time through open market purchases, privately negotiated transactions, structured or derivative transactions, including accelerated share repurchase transactions, or other methods of acquiring shares, in each case subject to market conditions, contractual limitations, applicable securities laws and other relevant factors. Repurchases may also be made under Rule 10b5-1 plans. The Repurchase Program does not have an expiration date, may be suspended or discontinued at any time, and does not obligate the Company to repurchase any dollar amount or number of shares.

JP Morgan Chase & Co. will have the authority to repurchase the Company’s shares in the open market under the Repurchase Program

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated March 27, 2025
104	Inline XBRL for the cover page of this Current Report on Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEAN ENERGY FUELS CORP.

By:	/s/ Robert M. Vreeland
Robert M. Vreeland
Chief Financial Officer

Dated:	March 27, 2025